UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 8, 2025

SCIENTURE HOLDINGS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-39199	46-3673928
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

6308 Benjamin Rd, Suite 708

Tampa, Florida 33634

(Address of Principal Executive Offices)

(866) 468-6535

(Registrant’s Telephone Number)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.00001 per share	SCNX	The Nasdaq Stock Market LLC (The Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On April 8, 2025, Scienture Holdings, Inc. (the “Company”) entered into a Membership Interest Purchase Agreement (the “IPS MIPA”) with Tollo Health, Inc. (“Tollo”), pursuant to which Tollo agreed to purchase and the Company agreed to sell all of the Company’s membership interests in Integra Pharmacy Solutions LLC (“IPS”), a wholly-owned subsidiary of the Company. Suren Ajjarapu, the Company’s Chief Executive Officer, and Prashant Patel, the Company’s President and Chief Operating Officer, each have a beneficial interest in Tollo.

On April 8, 2025, the Company also entered into a Stock Purchase Agreement (the “Bonum SPA” and together with the IPS MIPA, the “Agreements”) with Tollo, pursuant to which Tollo agreed to purchase and the Company agreed to sell all issued and outstanding shares of common stock of Bonum Health, Inc., a wholly-owned subsidiary of the Company.

In connection with each of the Agreements, the Company agreed to retain certain excluded liabilities of IPS and Bonum including all liabilities: (i) related to, in connection with or arising out of any claims, charges, complaints, actions, suits, settlements, hearings, investigations, proceedings, or governmental or regulatory inquiries with respect to IPS or Bonum, respectively, prior to the closing under the applicable Agreement; (ii) related to, in connection with or arising out of any breach by the Company of the applicable Agreement or any other agreements and documents required to be delivered by the Company; (iii) not disclosed by the Company in accordance with each Agreement; (iv) related to any actions threatened or initiated by a governmental entity against IPS or Bonum, respectively; and (v) related to tax returns or tax matters of the Company, IPS, or Bonum, respectively, for any periods prior to closing under the applicable Agreement.

The Company and Tollo have agreed to consummate the closing of each of the Agreements on June 30, 2025, or such other time as the Company and Tollo may agree. Each of the Agreements contains customary conditions to closing, including the following mutual conditions: (i) the Company, Tollo, and the respective subsidiary shall have performed and complied in all material respects with all agreements and conditions in the applicable Agreement; (ii) the representations and warranties of the Company, Tollo, and the respective subsidiary shall be true and correct in all respects at and as of the closing date; (iii) the Company and the respective subsidiary shall have obtained any necessary consents and approvals to close on the transactions; (iv) no action shall have been taken by any governmental entity, and no law shall have been proposed or enacted, which would (or, in the case of a proposed law, if enacted) materially and adversely affect the financial condition, operations or prospects of the applicable subsidiary or the regulatory compliance status of the applicable subsidiary; (v) all documents and instruments required by the applicable Agreement to be delivered by the Company and the applicable subsidiary to Tollo at closing shall be delivered in form and substance reasonably satisfactory to Tollo and its counsel; and (vi) no litigation seeking to enjoin the transactions contemplated by the applicable Agreement or to obtain damages on account thereof shall be pending or threatened.

As consideration for acquiring IPS and Bonum, Tollo has agreed to pay the Company $5 million in the form of a promissory note bearing interest at the prime rate. The promissory note matures on June 30, 2030. However, Tollo is required to pay 20% of the proceeds of a future equity financing toward repayment of the principal and accrued but unpaid interest owed under the promissory note.

Each of the Agreements contains customary representations and warranties made by each of the Company and Tollo.

The foregoing descriptions of the IPS MIPA and the Bonum SPA do not purport to be complete and are qualified in their entirety by reference to the IPS MIPA and the Bonum SPA, copies of which are attached hereto as Exhibits 1.01 and 1.02, respectively.

Item 7.01. Regulation FD Disclosure.

On April 8, 2025, the Company issued a press release announcing the dispositions contemplated by the Agreements. The press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

The corporate press release shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of such Section 18. The information in this Item 7.01, as well as Exhibit 99.1, shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act regardless of any general incorporation language in such filing.

The press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. With the exception of historical matters, the matters discussed in the press release include forward-looking statements within the meaning of applicable securities laws. Such forward-looking statements include, among others, statements regarding the Company’s projects, potential financial performance, and growth opportunities. The words “believes,” “expects,” “intends,” “plans,” “anticipates,” “hopes,” “likely,” “will,” and similar expressions are intended to identify certain of these forward-looking statements. These statements are based on the Company’s expectations and involve risks, uncertainties and other important factors that could cause the actual results performance or achievements of the Company (or entities in which the Company has interests), or industry results, to differ materially from future results, performance or achievements expressed or implied by such forward-looking statements. Certain factors that could cause the Company’s actual future results to differ materially from those discussed are noted in connection with such statements, but other unanticipated factors could arise. Certain risks regarding the Company’s forward-looking statements are discussed in the Company’s filings with the Securities and Exchange Commission (“SEC”). Readers are cautioned not to place undue reliance on these forward-looking statements which reflect management’s view only as of the date of this Current Report on Form 8-K. The Company undertakes no obligation to publicly release any revisions to these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, conditions or circumstances.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
1.01	Membership Interest Purchase Agreement by and among Scienture Holdings, Inc., Integra Pharmacy Solutions LLC, and Tollo Health, Inc., dated April 8, 2025.
1.02	Stock Purchase Agreement by and among Scienture Holdings, Inc. and Tollo Health, Inc., dated April 8, 2025.
1.03	Form of Promissory Note
99.1	Press Release dated April 8, 2025
104	Cover Page Interactive Data File (embedded with the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCIENTURE HOLDINGS, INC.

	By:	/s/ Surendra Ajjarapu
Surendra Ajjarapu
Chief Executive Officer
Date: April 11, 2025